ASSIGNMENT OF
                             CERTIFICATE OF DEPOSIT

Northwest Georgia Bank
Fort Oglethorpe
898 Battlefield Parkway
Fort Oglethorpe, GA 30742
(706) 861-3010 "LENDER"


BORROWER
American Consumers, Inc.
DBA Shop Rite Supermarket
418 ALAMAR STREET
PO Box 2328 Fort Oglethorpe, GA 30742
Telephone No. (706) 861-3347     Identification No. 58-1033765

OWNER
American Consumers, Inc.
DBA Shop Rite Supermarket


Telephone No. (706) 861-3347     Identification No. 58-1033765


For good and valuable consideration, Owner assigns to Lender and grants a security interest in all right, title and interest of Owner in the following
Certificate(s) of Deposit and all principal, interest and renewals, substitutions, and other proceeds therefrom (collectively "Collateral").

A. Certificate of Deposit No. xxxxx in the amount of $300,000.00 issued by Northwest Georgia Bank maturing on 7/01/07, including all renewals, substitutions, and proceeds therefrom.

B. Certificate of Deposit No. _____________ in the amount of $________________ issued by _________________________________ maturing on __________________, including  all  renewals,  substitutions,  and proceeds  therefrom.

C. Certificate of Deposit No. ___________________________ in the amount $_______________________ issued by _______________________________________
     maturing on _______________________, including all renewals, substitutions, and proceeds therefrom.

1. SECURED OBLIGATIONS. The security interest granted secures: [ ] the payment and performance of any and all liabilities, obligations, agreements and undertakings of Borrower (or any one or more of them) and Owner (or any one or more of them) to Lender, in any amount, whether now existing or hereafter arising (including those owed by Borrower or Owner to others and acquired by Lender through purchase, assignment or otherwise), however created, evidenced or arising, whether individually or jointly with others, and whether absolute or contingent, direct or indirect, as maker, endorser, guarantor, surety or otherwise, liquidated or unliquidated, matured or unmatured, whether or not secured by other collateral, and including, without limitation (a) all obligations to perform or forebear from performing any acts, and (b) all overdrafts on deposits or accounts maintained by Borrower or Owner with Lender, and (c) the liabilities, obligations, agreements and undertakings of Borrower or Owner to Lender pursuant to any application or other agreement requesting Lender to issue any letter of credit including, without limitation, the obligation of Borrower or Owner to reimburse Lender for all amounts funded by Lender pursuant to any such letter of credit, and (d) all costs and fees for filing and recording documentation, all costs incurred in the collection or enforcement of this Agreement, including attorneys' fees and legal expenses, including all appeals, whether or not a lawsuit is instituted and whether or not such collection or enforcement occurs before or after any bankruptcy proceeding is filed by or against any Borrower or Owner (all of which are collectively referred to as the "Obligations"); [X] the payment and performance of the liabilities, obligations, agreements, and undertakings of Borrower and Owner to Lender evidenced by this security agreement and the promissory note of Borrower dated 6-27-2006 in the amount of $500,000 identified under loan number (or account number) xxxxxxxxx, and any extensions, renewals, amendments, substitutions, or replacements thereof (collectively referred to as the "Obligations").


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2.  DELIVERY AND TERMINATION. Owner shall deliver the original Certificate(s) of
Deposit, or any other evidence of the Certificate(s) of Deposit necessary to control the Collateral to Lender upon the execution of this Assignment. This Assignment shall continue until Lender specifically terminates its security interest in the Collateral in a writing signed by Lender.

3. RIGHTS OF LENDER. Upon default by Borrower or Owner under any promissory notes and agreements evidencing the Obligations, Lender may withdraw all or a portion of the monies in the Certificate(s) of Deposit from the issuer prior to its maturity, regardless of any penalty assessed by the issuer for such early withdrawal or receive the proceeds of such Certificate of Deposit upon maturity, and in either case apply the proceeds to pay the Obligations. Lender shall notify and, upon the request of Lender, Owner shall notify the issuer of the Collateral to pay Lender any monies owned to Owner under the Collateral. Owner shall diligently collect the monies owned to Owner under the Collateral until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the Collateral following the giving of such notification, Owner shall hold such instruments and other remittances in trust for Lender apart from Owner's other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances.

Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release any obligor or collateral, or otherwise settle any of the amounts payable under the Certificate(s) of Deposit constituting the Collateral whether or not a default exists under the promissory notes and agreements evidencing the Obligations. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

4. AUTHORIZATION OF LENDER. Owner hereby appoints Lender as its agent and attorney-in-fact and authorizes Lender to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Collateral. This power of attorney is coupled with an interest and is irrevocable.

5. ASSIGNMENT. Lender shall be entitled to assign some or all of its rights and remedies described in this Assignment without notice to or the prior consent of Owner. Owner shall not be entitled to assign any of its rights or Obligations described in this Assignment or Owner's rights in the Collateral without the written consent of Lender which may be withheld by Lender in its sole discretion.

6. MODIFICATION OR WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Assignment must be contained in a writing signed by Lender. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Assignment shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any Collateral or any of the Obligations belonging to any Borrower, guarantor, Owner or third party or any of its rights against any Borrower, guarantor, Owner, third party, Collateral, or any other property securing the Obligations.

7. SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, heirs legatees, and devisees.

8. NOTICE. Any notice or other communication to be provided under this Assignment shall be in writing and mailed to the parties at the addresses described in this Assignment or such other address as the parties may designate in writing from time to time.

9. SEVERABILITY. It any provision of this Assignment violates the law or is unenforceable, the rest of the Assignment shall remain valid.

10. APPLICABLE LAW. This Assignment shall be governed by the laws of the state of ________________. Unless applicable law provides otherwise, Owner consents to the jurisdiction and venue of any court located in such state selected by Lender in the event of a legal proceeding under this Assignment.

11. COLLECTION COSTS. To the extent permitted by law, Owner agrees to pay all costs of collection and attorney's fees in realizing on the Collateral.


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12.  MISCELLANEOUS.  Owner  waives  presentment,  demand  for payment, notice of dishonor and protest except as required by law. All references to Owner in this Assignment shall include all persons signing below. If there is more than one Owner, their liability shall be joint and several. This Assignment represents the complete and integrated understanding between Owner and Lender regarding the terms hereof. If applicable, all references herein to Certificates of Deposit shall include Share Certificates.

13. REPRESENTATION AS TO OWNERSHIP. Owner represents and warrants that (a) Owner is the sole owner of the Collateral described above and that no other person or entity has any claim against or interest in such Collateral and (b) the amount of each Certificate of Deposit set forth above is the correct balance of each such Certificate of Deposit as of the date hereof.

14.  JURRY  TRIAL  WAIVER.   LENDER AND OWNER HEREBY WAIVE ANY RIGHT TO TRIAL BY
JURY  IN  ANY  CIVIL  ACTION  ARISING  OUT  OF,  OR BASED UPON, THIS ASSIGNMENT.

15. WAIVER OF O.C.G.A. SECTION 10-7-24: OWNER WAIVES ALL RIGHTS UNDER SECTION 10-7-24 OF THE OFFICIAL CODE OF GEORGIA ANNOTATED, INCLUDING THE RIGHT TO REQUIRE LENDER TO PROCEED AGAINST BORROWER.

16.  ADDITIONAL  TERMS:


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OWNER  ACKNOWLEDGES THAT OWNER HAS READ, UNDERSTANDS AND AGREES TO THE TERMS AND
CONDITIONS OF THIS ASSIGNMENT. OWNER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS ASSIGNMENT.


Dated:  June 27, 2006

OWNER:  AMERICAN CONSUMERS, INC.         OWNER:  AMERICAN CONSUMERS, INC.

     /s/ Michael A. Richardson                   /s/ Paul R. Cook
By:                                      By:
__________________________________       ____________________________________
MICHAEL A. RICHARDSON                    PAUL R. COOK
PRESIDENT                                VICE PRESIDENT


OWNER:                                   OWNER:


__________________________________       ____________________________________


OWNER:                                   OWNER:


__________________________________       ____________________________________